GENERAL	12 Months Ended
Dec. 31, 2012
GENERAL [Abstract]
GENERAL
NOTE 1:	GENERAL

a.	Organization:

Gilat Satellite Networks Ltd. (the "Company" or "Gilat") and its subsidiaries (the "Group") is a global provider of Internet Protocol, or IP, based digital satellite communication and networking products and services. The Group designs, produces and markets or very small aperture terminals, or VSATs, and related VSAT network equipment. VSATs are earth based terminals that transmit and receive broadband, Internet, voice, data and video via satellite. VSAT networks combine a large central earth station, called a hub, with multiple remote sites (ranging from tens to thousands of sites), which communicate via satellite. In addition, following the acquisition of Raysat Antenna Systems ("RAS") (see also Note 1c) on July 1, 2010, the Group develops and provides Satcom-on-the-Move antenna solutions. Following the acquisition of Wavestream Corp. ("Wavestream") (see also Note 1d) on November 29, 2010, the Group develops and designs high power solid state amplifiers for military and commercial broadband communications, radar and imaging.

Gilat was incorporated in Israel in 1987 and launched its first generation VSAT in 1989. For a description of principal markets and customers, see Note 15.

Commencing in 2012, in accordance with the Company organizational changes instituted at the beginning of 2012, the Company's business is managed and reported as three separate reportable segments, comprised of the Company's newly named Commercial, Defense and Services divisions:

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Commercial division provides VSAT networks, satellite communication products and associated professional services to service providers and operators worldwide, including consumer Ka-band initiatives worldwide.

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Defense division provides satellite communication products and solutions to defense and homeland security organizations worldwide and also includes, Wavestream, which provides its products mainly to defense and homeland security organizations.

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Service division, which includes, Spacenet Inc., or Spacenet, provides managed network services for business, government and residential customers in North America, as well as service businesses in Peru and Colombia, which offer rural telephony and Internet access solutions.

b.	Aborted Agreement and Plan of Merger (the "Agreement and Plan of Merger"):

On March 31, 2008 the Company announced the signing of an Agreement and Plan of Merger to be acquired for $ 475,000 in an all cash transaction by a consortium of private equity investors. The closing of the transaction was subject to shareholders' approval, certain regulatory approvals and other customary closing conditions.

On August 5, 2008 the Company informed the consortium that all conditions precedent to closing had been met.

On August 29, 2008, the Company notified the consortium that it was terminating the Agreement and Plan of Merger citing the consortium's intentional breach of the merger agreement and failure to close the merger transaction within the time period established to complete the transaction.

The definitive agreement provided for a termination fee in the amount of approximately $ 47,500 payable to the Company, and the Company sued the consortium members for this amount. In August 2010, the Company signed settlement agreements with each of the consortium members. The settlement agreements were reached as part of mediation proceedings that began in 2009.Under the terms of the settlement agreements, the Company will receive an aggregate of approximately $ 20,000. By the end of December 31, 2012, $ 16,685 was received, with the remainder of $ 2,750 to be received in October 2013.

c.	Business combination - acquisition of RAS:

In March 2010 and in April 2010, the Company entered into definitive agreements to acquire all of the units of RAS , a provider of Satcom-on-the-Move antenna solutions, and all of the shares of RaySat BG ("Raysat BG"), a Bulgarian research and development center (together "RAS") for total cash consideration of $ 25,200 and $ 3,300 respectively. During July and August 2010, the Company closed the acquisitions of both entities. In conjunction with these transactions, the Company also acquired patents and marketing rights in the field of two-way Satcom-on-the-Move antennas for $ 2,500.

The excess of total acquisition costs over the fair value of net tangible and identifiable intangible assets on acquisition of $ 20,162 was attributable to goodwill which is allocated to the Defense segment.

The derived goodwill from these acquisitions is attributable to additional capabilities of the Group to expand its products and technology offerings, to augment capabilities of current products and the ability to enter new markets. Of the total acquisition costs attributable to goodwill, $ 10,800 is deductible for tax purposes.

Technology, customer relationships and backlog deriving from acquisitions of $ 9,333 are being amortized at an annual weighted average of approximately 8 years.

In-process research and development deriving from the acquisition of $ 445 represents incomplete research and development projects that had not reached technological feasibility on date of the acquisition. During the second half of 2012, the development was completed, therefore the acquired in-process research and development was considered finite-lived assets and the amortization at an annual weighted average of 9.5 years commenced.

Under the purchase method of accounting the purchase price was allocated to the identifiable intangible assets acquired and liabilities assumed based upon their estimated fair values as follows:

Cash	$1,396
Other current assets	3,140
Non-current assets	2,144
Property and equipment	3,147
Intangible assets:
Technology	7,963
Customer relationships	1,279
Backlog	91
In-process research and development	445
Goodwill	20,162
Current liabilities	(7,867)
Long-term liabilities	(3,437)

Net assets acquired	$28,463

d.	Business combination - acquisition of Wavestream:

On November 29, 2010 the Group completed the acquisition of all of the outstanding shares of Wavestream, a provider of high power solid state amplifiers.

Wavestream was acquired for approximately $ 135,000, out of which approximately $ 2,500 represented the fair value of the potential contingent consideration according to the estimation of Company's management and was accrued in the Group's financial statements. The contingent consideration of up to $ 6,800 was based on a revenues target for Wavestream in 2011. The Company classified the contingent considerations as a liability as of the date of the transaction.

The revenues target for 2011 was not reached and therefore no additional payment was required with respect to the contingent consideration. The reversal of the contingent consideration liability was recognized as earnings and was recorded as other income in the consolidated statements of operations.

The excess of total acquisition costs over the fair value of net tangible and identifiable intangible assets on acquisition of $ 85,920 was attributed to goodwill and was allocated in its entirety to the Defense segment. This amount is not deductible for tax purposes.

In April 2011, the Company received $ 435 in cash as part of a working capital adjustment pursuant to the acquisition agreement. As a result, the Company retrospectively adjusted the provisional amounts recognized at the acquisition date and adjusted the goodwill balance.

The derived goodwill from this acquisition is attributable to the additional capabilities of the Group to expand its products and technology offerings, to augment the capabilities of current products and the ability to enter the military and defense markets. Technology, customer relationships and backlog in the amount of $ 43,568 are being amortized at an annual weighted average of 7.5 years.

The following table summarizes the estimated fair values of Wavestream's assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

Cash	$5,873
Other current assets	18,425
Non-current assets	355
Property and equipment	3,513
Intangible assets:
Technology	40,040
Customer relationships	3,187
Backlog	341
Goodwill *)	85,485
Current liabilities	(13,609)
Long-term liabilities **)	(9,098)

Net assets acquired	$134,512

*)	In 2011 the goodwill amount was adjusted by $ 435 as a result of a working capital adjustment
**)	Mainly attributed to deferred tax liabilities.

e.	Impairment of goodwill and technology related to Wavestream

The continuing pressure on the Department of Defense (DoD) budget in the United State along with uncertainties regarding the DoD's future spending as well as other elements, were reflected in the reduction of Wavestream's revenues and operational results in 2012 and in 2011 compared to the forecasted projection and the decrease in actual revenues in 2012 compared to 2011 and in 2011 compared to 2010 were considered by the Company's management as indicators of potential impairment of Wavestream's intangible assets, property and equipment and goodwill and led the Company to evaluate the value of Wavestream's tangible and intangible assets based on the future undiscounted cash flows expected to be generated by the assets in accordance with ASC 360 "Property, Plant and Equipment". The above also resulted in goodwill impairments in accordance with ASC 350 "Intangibles - Goodwill and Others" as detailed below.

Based on the analysis of undiscounted cash flows as of December 31, 2011 no impairment losses were identified.

The projected undiscounted cash flows as of December 31, 2012 indicated that the carrying amount of the technology is impaired. In order to assess the amount of the impairment, the Company estimated the fair value of the technology using the discounted cash flow method and as a result the Company recorded an impairment loss of $ 7,948.

In addition, in accordance with ASC 350 "Intangibles - Goodwill and Others", the Company performed its annual impairment test as of December 31, 2012 and December 31, 2011 and as a result the Company recorded goodwill impairment losses of $ 23,931 and $ 17,846, respectively, attributed to Wavestream reporting unit. The material assumptions used for the income approach for 2012 and 2011 were 5 years of projected cash flows, a long-term growth rate of 4% and a discount rate of 13.5% and 12.5%, respectively.

The impairment losses were recorded as part of "Impairment of goodwill and intangible assets and restructuring costs" in the Statement of Operations and are attributed to the Defense segment.

f.	Unaudited pro forma condensed results of operations:

The following represents the unaudited pro forma condensed results of operations for the year ended December 31, 2010 assuming that the acquisitions of RAS and Wavestream occurred on January 1, 2009. The pro forma information is not necessarily indicative of the results of operations, which actually would have occurred had the acquisition been consummated on those dates, nor does it purport to represent the results of operations for future periods.

Total Consolidated
Year ended December 31, 2010

Revenues	$304,021

Net income	$43,600

Basic net earnings per share	$1.08

Diluted net earnings per share	$1.04

g.	Business combination - acquisition of CICAT Networks Inc, ("CICAT"):

On April 13, 2011 the Group completed the acquisition of all of the outstanding shares of CICAT, a provider of terrestrial access and network services to enterprises with multi-site locations. The CICAT operation is attributed to the Services segment.

CICAT was acquired for approximately $ 2,823 out of which $ 822 represents the fair value of the potential contingent consideration according to the estimation of Company's management and was accrued in the Company's financial statements. The nominal value of the contingent earn- out consideration is for up to $ 1,170 and is based on an agreed upon revenues target for CICAT during 2011-2013. This amount was classified as other current liabilities and other long term liabilities, as applicable. As of December 31, 2012, the total liability amount recorded in the Company's balance sheet is $ 542.

The derived goodwill from this acquisition is attributable to the additional capabilities of the Group to expand its services, abilities and offerings and to establish relationships with key partners. The goodwill amount is not deductible for tax purposes.

Customer relationships and backlog in the amount of $ 720 are being amortized at an annual weighted average of 7.8 years.

The following table summarizes the estimated fair values of CICAT's assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

Cash	$134
Other current assets	1,301
Non-current assets	209
Property and equipment	42
Intangible assets:
Customer relationships	626
Backlog	94
Goodwill	1,890
Current liabilities	(1,075)
Long-term liabilities	(398)

Net assets acquired	$2,823

h.
The Company depends on a major supplier to supply certain components and services for the production of its products or providing services. If this supplier fails to deliver or delays the delivery of the necessary components or services, the Company will be required to seek alternative sources of supply. A change in suppliers could result in manufacturing delays or services delays which could cause a possible loss of sales and, or, additional incremental costs and, consequently, could adversely affect the Company's results of operations and financial position.